Exhibit 99.1

Sapient Reports Third Quarter 2014 Results

BOSTON--(BUSINESS WIRE)--November 6, 2014--Sapient (NASDAQ: SAPE) today reported its financial results and filed its Form 10-Q for the third quarter ended September 30, 2014.

The results for the third quarter were:

  Service revenues were $350.7 million.
  GAAP income from operations was $33.8 million, or 9.6% of service revenues.
  Non-GAAP income from operations was $48.0 million, or 13.7% of service revenues.
  GAAP diluted net income per share was $0.16.
  Non-GAAP diluted net income per share was $0.22.
  Cash from operations was $55.3 million.
  As of September 30, 2014, the company had cash, cash equivalents, restricted cash and marketable securities of $316.7 million.

On November 3, 2014, Sapient filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing it had entered into an agreement and plan of merger agreement with Publicis Groupe, S.A., whereby Publicis will cause its merger sub to commence a cash tender offer within 10 business days following the date of the merger agreement, for all of the company’s outstanding shares of common stock at a purchase price of $25.00 per share. Accordingly, Sapient will not be hosting a conference call and webcast to discuss this quarter’s results. For more information about the transaction and merger agreement, please refer to the Form 8-K.

Notice to Investors

The tender offer for the outstanding common stock of Sapient pursuant to the merger agreement has not yet commenced. This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Sapient. The solicitation and offer to buy common stock of Sapient will only be made pursuant to an offer to purchase and related materials. At the time the tender offer is commenced, Publicis Groupe S.A. and 1926 Merger Sub Inc. will file a tender offer statement on Schedule TO with the SEC and Sapient will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. This communication is not a substitute for these documents or any other documents Publicis or Sapient will file with the SEC in connection with such proposed transaction. Investors are urged to read these materials when they become available, as well as any other relevant documents filed with the SEC when they become available, carefully and in their entirety because they will contain important information, including the terms and conditions of the tender offer. Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that Sapient files with the SEC at the SEC’s website at www.sec.gov, or free of charge from Sapient at www.sapient.com or by directing a request to Sapient at dridlon@sapient.com.

Non-GAAP Financial Measures

Sapient provides non-GAAP financial measures to complement reported GAAP results. Management believes these measures help illustrate underlying trends in the company's business and uses the measures to establish budgets and operational goals, communicated internally and externally, for managing the company’s business and evaluating its performance. The company anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude stock-based compensation expense, restructuring and other related charges (benefits), amortization of purchased intangible assets, acquisition costs and other related charges (benefits), impairment of intangible assets and any other items identified as non-GAAP in the company’s publicly filed financial statements on Forms 10-K and 10-Qs. In addition, the company may present service revenues in constant currency terms, which excludes the effect of currency fluctuations between the U.S. dollar and the functional currency of the entity in which the revenue was transacted. The effect is excluded by translating the current period's local currency service revenues into U.S. dollars using the average local currency exchange rates that were in effect during the prior period of comparison. Because the company’s reported non-GAAP financial measures are not calculated according to GAAP, these measures are not comparable to GAAP and may not necessarily be comparable to similarly described non-GAAP measures reported by other companies within the company’s industry. Consequently, Sapient’s non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but, rather, should be considered together with its consolidated financial statements, which are prepared according to GAAP.

Safe Harbor Statement

This press release contains forward-looking statements that involve a number of risks and uncertainties, including regarding the proposed transaction, the expected timetable for completing the proposed transaction, benefits of the proposed transaction, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of the company. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets” and other similar expressions) are intended to identify forward-looking statements. All forward looking statements are based upon current expectations and beliefs and various assumptions. Actual results could differ materially from management’s expectations and the forward-looking statements contained in this release. A number of factors could cause actual events to differ materially from those indicated, including, without limitation: the continued acceptance of the company’s services; a reduction in the demand for the company’s services in light of the current economic environment; the company’s ability to accurately set fees for and complete its current and future client projects on a timely basis, successfully manage risks associated with its international operations (including risks relating to foreign currency and global mobility compliance), manage its growth and projects effectively, successfully integrate and achieve anticipated benefits from acquisitions, and continue to attract and retain high-quality employees; the ability to obtain requisite regulatory approvals for the proposed transaction, the tender of a majority of the outstanding shares of common stock of Sapient and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; the ultimate integration of the operations of Sapient and Publicis Groupe; and the other factors and financial, operational and legal risks or uncertainties described in the company’s public filings with the SEC, including the “Risk Factors” sections of the company’s Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent Quarterly Reports on Form 10-Q, as well as the tender offer documents to be filed by Publicis Groupe S.A. and the Solicitation/Recommendation Statement to be filed by Sapient. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances, except as required by law.

About Sapient

Sapient is a global services company that helps clients identify and act upon opportunities to improve their business performance by capitalizing on changes, disruptions, or opportunities that exist in their business or industry. The company operates three business units that enable clients to gain a competitive advantage and succeed in an increasingly digital world. SapientNitro, Sapient Global Markets and Sapient Government Services fuse insight, creativity and technology to drive innovation and to help clients navigate complex business problems. Our approach is the subject of case studies used by MBA programs at Harvard and Yale. The company has operations in The Americas, Europe, and Asia-Pacific. For more information, visit www.sapient.com.

Sapient is a registered service mark of Sapient Corporation.

Sapient Corporation
Consolidated and Condensed Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
		As Restated		As Restated
Revenues:
Service revenues	$350,704	$323,793	$1,054,432	$930,765
Reimbursable expenses	13,928	11,087	42,139	33,705
Total gross revenues	364,632	334,880	1,096,571	964,470
Operating expenses:
Project personnel expenses	236,862	219,654	727,817	639,289
Reimbursable expenses	13,928	11,087	42,139	33,705
Total project personnel expenses and reimbursable expenses	250,790	230,741	769,956	672,994
Selling and marketing expenses	13,556	11,926	44,313	36,629
General and administrative expenses	60,654	52,313	178,159	160,188
Restructuring and other related charges (benefits)	1,125	(28)	2,989	1,955
Amortization of purchased intangible assets	3,389	3,007	10,430	9,927
Acquisition costs and other related charges (benefits)	1,301	(1,268)	1,729	(1,652)
Impairment of intangible asset	—	596	—	2,090
Total operating expenses	330,815	297,287	1,007,576	882,131
Income from operations	33,817	37,593	88,995	82,339
Interest income	2,212	1,493	6,221	4,570
Interest expense	(924)	(636)	(2,412)	(1,997)
Other income, net	28	484	499	840
Income before income taxes	35,133	38,934	93,303	85,752
Provision for income taxes	12,796	12,677	34,132	30,874
Net income	22,337	26,257	59,171	54,878
Less: Net income (loss) attributable to noncontrolling interest	70	(88)	(7)	(175)
Net income attributable to stockholders of Sapient Corporation	$22,267	$26,345	$59,178	$55,053
Basic net income per share attributable to stockholders of Sapient Corporation	$0.16	$0.19	$0.42	$0.40
Diluted net income per share attributable to stockholders of Sapient Corporation	$0.16	$0.19	$0.41	$0.39
Weighted average common shares	141,624	139,959	141,299	139,202
Weighted average dilutive common share equivalents	1,473	2,302	2,259	3,731
Weighted average common shares and dilutive common share equivalents	143,097	142,261	143,558	142,933

Sapient Corporation
Consolidated and Condensed Balance Sheets
(In thousands)
(Unaudited)

	September 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$308,887	$337,630
Marketable securities	6,255	5,870
Restricted cash, current portion	41	69
Accounts receivable, net of allowance for doubtful accounts	206,714	184,174
Unbilled revenues	110,960	85,436
Prepaid expenses and other current assets	82,438	54,516
Total current assets	715,295	667,695
Restricted cash, net of current portion	1,547	2,019
Property and equipment, net	97,073	85,898
Purchased intangible assets, net	26,301	27,508
Goodwill	149,303	149,142
Other assets	16,990	18,386
Total assets	$1,006,509	$950,648

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,226	$30,410
Accrued expenses	78,177	65,348
Accrued compensation	134,755	99,004
Income taxes payable	14,990	18,439
Deferred revenues	23,133	29,866
Total current liabilities	281,281	243,067
Other long term liabilities	83,734	117,568
Total liabilities	365,015	360,635
Noncontrolling interest subject to put provisions	727	784
Total Sapient Corporation stockholders' equity	640,767	589,229
Total liabilities and stockholders' equity	$1,006,509	$950,648

Sapient Corporation
Consolidated and Condensed Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
		As Restated		As Restated
Cash flows from operating activities:
Net income	$22,337	$26,257	$59,171	$54,878
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(4,343)	(2,528)	(6,594)	(2,250)
Unrealized (gain) loss on financial instruments	(259)	(683)	(238)	88
Loss (gain) recognized on disposition of fixed assets	21	33	(29)	1,043
Realized gain on investments	(92)	—	(301)	—
Depreciation expense	8,288	6,683	23,118	20,251
Amortization of purchased intangible assets	3,389	3,007	10,430	9,927
Loss recognized on sale of available-for-sale marketable securities	—	—	—	28
Impairment of intangible asset	—	596	—	2,090
Stock-based compensation expense	8,344	8,152	24,438	23,142
Excess tax benefits from exercise and release of stock-based awards	(2)	(555)	(4,030)	(2,024)
Non-cash restructuring charges	—	—	—	146
Changes in operating assets and liabilities, excluding impact of acquisitions:
Accounts receivable	(1,655)	(17,880)	(20,379)	(6,659)
Unbilled revenues	(1,310)	(11,961)	(27,063)	(32,984)
Prepaid expenses and other current assets	(9,148)	9,851	(28,125)	5,773
Other assets	11,721	35	11,200	(144)
Accounts payable	(2,301)	(4,255)	(793)	907
Accrued compensation	52,612	18,245	19,949	(2,539)
Deferred revenues	(597)	935	(6,718)	(4,979)
Accrued expenses	1,796	(6,038)	17,307	(4,903)
Income taxes payable	7,497	8,034	(100)	12,386
Other long-term liabilities	(41,037)	(2,859)	(32,962)	1,275
Net cash provided by operating activities	55,261	35,069	38,281	75,452
Cash flows from investing activities:
Purchases of property and equipment and cost of internally developed software	(12,015)	(9,442)	(34,385)	(27,201)
Proceeds from sale of property and equipment	63	—	102	—
Cash paid for acquisitions of businesses, net of cash acquired	(204)	—	(13,016)	(4,993)
Cash paid for asset acquisitions	—	—	(1,500)	—
Sales of marketable securities classified as available-for-sale	—	—	—	1,372
Purchases of marketable securities classified as available-for-sale	—	(1,665)	—	(1,916)
Cash paid for acquisition of cost method investment	—	—	(5,526)	(200)
Cash (paid) received on settlement of financial instruments, net	(18)	(1,701)	154	(1,624)
Change in restricted cash balances	—	426	373	3,941
Net cash used in investing activities	(12,174)	(12,382)	(53,798)	(30,621)
Cash flows from financing activities:
Excess tax benefits from exercise and release of stock-based awards	2	555	4,030	2,024
Proceeds from issuance of common stock under stock plans	87	743	2,375	2,703
Payment of acquisition date fair value contingent consideration	(1,670)	—	(5,136)	—
Repurchases of common stock	(10,917)	—	(15,481)	—
Net cash (used in) provided by financing activities	(12,498)	1,298	(14,212)	4,727
Effect of exchange rate changes on cash and cash equivalents	(2,839)	(752)	986	(10,840)
Net increase (decrease) in cash and cash equivalents	27,750	23,233	(28,743)	38,718
Cash and cash equivalents at beginning of period	281,137	249,523	337,630	234,038
Cash and cash equivalents at end of period	$308,887	$272,756	$308,887	$272,756

Sapient Corporation
Unaudited Reconciliation of Non-GAAP Financial Measures
(In thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
		As Restated		As Restated

Service revenues	$350,704	$323,793	$1,054,432	$930,765

GAAP income from operations	$33,817	$37,593	$88,995	$82,339
Stock-based compensation expense	8,344	8,152	24,438	23,142
Restructuring and other related charges (benefits)	1,125	(28)	2,989	1,955
Amortization of purchased intangible assets	3,389	3,007	10,430	9,927
Acquisition costs and other related charges (benefits)	1,301	(1,268)	1,729	(1,652)
Impairment of intangible asset	—	596	—	2,090
Other (1)	—	—	2,815	—
Non-GAAP income from operations	$47,976	$48,052	$131,396	$117,801

GAAP operating margin	9.6%	11.6%	8.4%	8.8%
Effect of adjustments detailed above	4.1%	3.2%	4.1%	3.9%
Non-GAAP operating margin	13.7%	14.8%	12.5%	12.7%

GAAP net income attributable to stockholders of Sapient Corporation	$22,267	$26,345	$59,178	$55,053
Stock-based compensation expense, net of tax	5,318	5,227	15,608	14,842
Restructuring and other related charges (benefits), net of tax	794	(17)	2,089	1,334
Amortization of purchased intangible assets, net of tax	2,250	2,253	7,264	7,450
Acquisition costs and other related charges (benefits), net of tax	814	(1,142)	542	(1,426)
Impairment of intangible asset, net of tax	—	452	—	1,585
Other, net of tax (1)	—	—	1,807	—
Non-GAAP net income attributable to stockholders of Sapient Corporation	$31,443	$33,118	$86,488	$78,838

GAAP basic income per share attributable to stockholders of Sapient Corporation	$0.16	$0.19	$0.42	$0.40
Effect of adjustments detailed above	0.06	0.05	0.19	0.17
Non-GAAP basic income per share attributable to stockholders of Sapient Corporation	$0.22	$0.24	$0.61	$0.57

GAAP and Non-GAAP weighted average common shares	141,624	139,959	141,299	139,202

GAAP diluted income per share attributable to stockholders of Sapient Corporation	$0.16	$0.19	$0.41	$0.39
Effect of adjustments noted above and change in dilution noted below	0.06	0.04	0.19	0.16
Non-GAAP diluted income per share attributable to stockholders of Sapient Corporation	$0.22	$0.23	$0.60	$0.55

GAAP and Non-GAAP weighted average common shares and dilutive common share equivalents	143,097	142,261	143,558	142,933

(1) In the nine months ended September 30, 2014, we incurred a $2.8 million one-time charge to reimburse employees for costs incurred as part of a restructuring of a global travel program. As this is unrelated to current operations, and neither comparable to prior periods or predictive of future results, we have chosen to exclude it from the non-GAAP income from operations in evaluating management performance. The Company recorded this expense in "Project Personnel Expenses" in the unaudited consolidated and condensed statement of operations.

CONTACT:
Investor Relations Contact:
Sapient
Dean Ridlon, +1-617-963-1598
dridlon@sapient.com
or
Media Contact:
Sapient
Stacy Simpson, +1-914-830-8510
stacy.simpson@sapient.com